Page 1 of 24 Table of Contents Conference Call 800-836-8184 | ID – EastGroup October 24, 2024 11:00 a.m. Eastern Time webcast available at EastGroup.net Ri ve rs id e 1 & 2 , A tla nt a, G eo rg ia SUPPLEMENTAL INFORMATION September 30, 2024 400 West Parkway Place, Suite 100 Ridgeland, MS 39157 TEL: 601-354-3555 | FAX: 601-352-1441

Page 2 of 24 Table of Contents Financial Information: Consolidated Balance Sheets ................................................................................ 3 Consolidated Statements of Income and Comprehensive Income ......................... 4 Reconciliations of GAAP to Non-GAAP Measures ................................................. 5 Consolidated Statements of Cash Flows ................................................................ 7 Same Property Portfolio Analysis ........................................................................... 8 Additional Financial Information ............................................................................. 9 Financial Statistics ................................................................................................. 10 Capital Deployment: Development and Value-Add Properties Summary ................................................ 11 Development and Value-Add Properties Transferred to Real Estate Properties ..... 12 Acquisitions and Dispositions ................................................................................. 13 Real Estate Improvements and Leasing Costs ....................................................... 14 Property Information: Leasing Statistics and Occupancy Summary ......................................................... 15 Core Market Operating Statistics ........................................................................... 16 Lease Expiration Summary .................................................................................... 17 Top 10 Customers by Annualized Base Rent ......................................................... 18 Capitalization: Debt and Equity Market Capitalization ................................................................... 19 Continuous Common Equity Program .................................................................... 20 Debt-to-EBITDAre Ratios ....................................................................................... 21 Other Information: Outlook for 2024 .................................................................................................... 22 Glossary of REIT Terms ........................................................................................ 23 FORWARD-LOOKING STATEMENTS The statements and certain other information contained herein, which can be identified by the use of forward-looking terminology such as “may,” “will,” “seek,” “expects,” “anticipates,” “believes,” “targets,” “intends,” “should,” “estimates,” “could,” “continue,” “assume,” “projects,” “goals” “plans” or variations of such words and similar expressions or the negative of such words, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These forward-looking statements reflect the current views of EastGroup Properties, Inc. (the “Company” or “EastGroup”) about its plans, intentions, expectations, strategies, and prospects, which are based on the information currently available to the Company and on assumptions it has made. For instance, the amount, timing and frequency of future dividends is subject to authorization by the Company’s Board of Directors and will be based upon a variety of factors. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, these forward-looking statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to: international, national, regional and local economic conditions; the competitive environment in which the Company operates; fluctuations of occupancy or rental rates; potential defaults (including bankruptcies or insolvency) on or non-renewal of leases by tenants, or our ability to lease space at current or anticipated rents, particularly in light of the recent inflationary environment; disruption in supply and delivery chains; increased construction and development costs; acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with our projections or to materialize at all; potential changes in the law or governmental regulations and interpretations of those laws and regulations, including changes in real estate laws, Real Estate Investment Trust (“REIT”) or corporate income tax laws, potential changes in zoning laws, or increases in real property tax rates, and any related increased cost of compliance; our ability to maintain our qualification as a REIT; natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes; pandemics, epidemics or other public health emergencies, such as the coronavirus pandemic; the availability of financing and capital, increases in interest rates, and our ability to raise equity capital on attractive terms; financing risks, including the risks that our cash flows from operations may be insufficient to meet required payments of principal and interest, and we may be unable to refinance our existing debt upon maturity or obtain new financing on attractive terms or at all; our ability to retain our credit agency ratings; our ability to comply with applicable financial covenants; credit risk in the event of non-performance by the counterparties to our interest rate swaps; how and when pending forward equity sales may settle; lack of or insufficient amounts of insurance; litigation, including costs associated with prosecuting or defending claims and any adverse outcomes; our ability to attract and retain key personnel; risks related to the failure, inadequacy or interruption of our data security systems and processes, including security breaches through cyber attacks; potentially catastrophic events such as acts of war, civil unrest and terrorism; and environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us. All forward-looking statements should be read in light of the risks identified in Part I, Item 1A. Risk Factors within the Company’s most recent Annual Report on Form 10-K, as such factors may be updated from time to time in the Company’s periodic filings and current reports filed with the SEC. The Company assumes no obligation to update publicly any forward-looking statements, including its Outlook for 2024, whether as a result of new information, future events or otherwise.

Page 3 of 24 Consolidated Balance Sheets (In thousands, except share and per share data) (Unaudited) September 30, 2024 December 31, 2023 ASSETS Real estate properties 5,184,057$ 4,853,548 Development and value-add properties 654,092 639,647 5,838,149 5,493,195 Less accumulated depreciation (1,376,198) (1,273,723) 4,461,951 4,219,472 Unconsolidated investment 7,169 7,539 Cash and cash equivalents 16,957 40,263 Other assets 267,988 251,939 TOTAL ASSETS 4,754,065$ 4,519,213 LIABILITIES AND EQUITY LIABILITIES Unsecured bank credit facilities, net of debt issuance costs (3,848)$ (1,520) Unsecured debt, net of debt issuance costs 1,627,018 1,676,347 Accounts payable and accrued expenses 205,320 146,337 Other liabilities 92,884 89,415 Total Liabilities 1,921,374 1,910,579 EQUITY Stockholders' Equity: Common shares; $0.0001 par value; 70,000,000 shares authorized; 49,206,050 shares issued and outstanding at September 30, 2024 and 47,700,432 at December 31, 2023 5 5 Excess shares; $0.0001 par value; 30,000,000 shares authorized; no shares issued - - Additional paid-in capital 3,207,773 2,949,907 Distributions in excess of earnings (389,274) (366,473) Accumulated other comprehensive income 13,940 24,888 Total Stockholders' Equity 2,832,444 2,608,327 Noncontrolling interest in joint ventures 247 307 Total Equity 2,832,691 2,608,634 TOTAL LIABILITIES AND EQUITY 4,754,065$ 4,519,213

EASTGROUP PROPERTIES

Consolidated Statements of Income and Comprehensive Income

(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2024	2023	2024	2023
REVENUES				
Income from real estate operations	$ 162,861	144,378	474,268	417,153
Other revenue	15	2,152	1,922	4,289
	162,876	146,530	476,190	421,442
EXPENSES				
Expenses from real estate operations	44,163	40,709	131,017	114,662
Depreciation and amortization	48,917	42,521	139,749	125,830
General and administrative	5,154	3,429	16,576	13,017
Indirect leasing costs	159	147	556	436
	98,393	86,806	287,898	253,945
OTHER INCOME (EXPENSE)				
Interest expense	(9,871)	(11,288)	(29,764)	(36,888)
Gain on sales of real estate investments	-	-	8,751	4,809
Other	582	474	1,874	1,661
NET INCOME	55,194	48,910	169,153	137,079
Net income attributable to noncontrolling interest in joint ventures	(14)	(14)	(42)	(43)
NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS	55,180	48,896	169,111	137,036
Other comprehensive income (loss) - interest rate swaps	(15,747)	5,777	(10,948)	5,717
TOTAL COMPREHENSIVE INCOME	$ 39,433	54,673	158,163	142,753
BASIC PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 1.13	1.07	3.50	3.07
Weighted average shares outstanding - Basic	48,864	45,658	48,324	44,688
DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 1.13	1.07	3.49	3.06
Weighted average shares outstanding - Diluted	48,999	45,788	48,435	44,782

Page 4 of 24

Page 5 of 24 Reconciliations of GAAP to Non-GAAP Measures (In thousands, except per share data) (Unaudited) 2024 2023 2024 2023 NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS 55,180$ 48,896 169,111 137,036 Depreciation and amortization 48,917 42,521 139,749 125,830 Company's share of depreciation from unconsolidated investment 32 31 94 93 Depreciation and amortization from noncontrolling interest (2) (2) (4) (4) Gain on sales of real estate investments - - (8,751) (4,809) Gain on sales of non-operating real estate - - (222) (446) FUNDS FROM OPERATIONS ("FFO") ATTRIBUTABLE TO COMMON STOCKHOLDERS* 104,127 91,446 299,977 257,700 Gain on involuntary conversion and business interruption claims - (2,118) (1,708) (4,187) FFO ATTRIBUTABLE TO COMMON STOCKHOLDERS - EXCLUDING GAIN ON INVOLUNTARY CONVERSION AND BUSINESS INTERRUPTION CLAIMS* 104,127$ 89,328 298,269 253,513 NET INCOME 55,194$ 48,910 169,153 137,079 Interest expense (1) 9,871 11,288 29,764 36,888 Depreciation and amortization 48,917 42,521 139,749 125,830 Company's share of depreciation from unconsolidated investment 32 31 94 93 EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION ("EBITDA") 114,014 102,750 338,760 299,890 Gain on sales of real estate investments - - (8,751) (4,809) Gain on sales of non-operating real estate - - (222) (446) EBITDA FOR REAL ESTATE ("EBITDAre")* 114,014$ 102,750 329,787 294,635 DILUTED PER COMMON SHARE DATA FOR EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 1.13$ 1.07 3.49 3.06 FFO attributable to common stockholders* 2.13$ 2.00 6.19 5.75 FFO attributable to common stockholders - excluding gain on involuntary conversion and business interruption claims* 2.13$ 1.95 6.16 5.66 Weighted average shares outstanding for EPS and FFO purposes - Diluted 48,999 45,788 48,435 44,782 September 30, * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. Three Months Ended September 30, Nine Months Ended (1) Net of capitalized interest of $4,907 and $4,251 for the three months ended September 30, 2024 and 2023, respectively; and $14,797 and $11,864 for the nine months ended September 30, 2024 and 2023, respectively.

Page 6 of 24 Reconciliations of GAAP to Non-GAAP Measures (Continued) (In thousands) (Unaudited) 2024 2023 2024 2023 NET INCOME 55,194$ 48,910 169,153 137,079 Gain on sales of real estate investments - - (8,751) (4,809) Gain on sales of non-operating real estate - - (222) (446) Interest income (306) (197) (822) (383) Other revenue (15) (2,152) (1,922) (4,289) Indirect leasing costs 159 147 556 436 Depreciation and amortization 48,917 42,521 139,749 125,830 Company's share of depreciation from unconsolidated investment 32 31 94 93 Interest expense (1) 9,871 11,288 29,764 36,888 General and administrative expense (2) 5,154 3,429 16,576 13,017 Noncontrolling interest in PNOI of consolidated joint ventures (16) (16) (47) (47) PROPERTY NET OPERATING INCOME ("PNOI")* 118,990 103,961 344,128 303,369 PNOI from 2023 and 2024 acquisitions (4,787) (809) (12,361) (1,262) PNOI from 2023 and 2024 development and value-add properties (8,644) (3,747) (22,183) (7,384) PNOI from 2023 and 2024 operating property dispositions - (792) (177) (2,133) Other PNOI 21 50 123 248 SAME PNOI (Straight-Line Basis)* 105,580 98,663 309,530 292,838 Lease termination fee income from same properties (1,745) (221) (1,957) (532) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Straight-Line Basis)* 103,835 98,442 307,573 292,306 Straight-line rent adjustments for same properties (954) (1,164) (3,039) (5,277) Acquired leases — market rent adjustment amortization for same properties (334) (466) (1,076) (1,604) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Cash Basis)* 102,547$ 96,812 303,458 285,425 * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. Nine Months Ended September 30, September 30, (1) Net of capitalized interest of $4,907 and $4,251 for the three months ended September 30, 2024 and 2023, respectively; and $14,797 and $11,864 for the nine months ended September 30, 2024 and 2023, respectively. (2) Net of capitalized development costs of $1,903 and $3,171 for the three months ended September 30, 2024 and 2023, respectively; and $6,158 and $7,983 for the nine months ended September 30, 2024 and 2023, respectively. Three Months Ended

Page 7 of 24 Consolidated Statements of Cash Flows (In thousands) (Unaudited) 2024 2023 OPERATING ACTIVITIES Net income 169,153$ 137,079 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 139,749 125,830 Stock-based compensation expense 8,277 6,835 Gain on sales of real estate investments (8,751) (4,809) Gain on sales of non-operating real estate (222) (446) Gain on involuntary conversion and business interruption claims (1,708) (4,187) Changes in operating assets and liabilities: Accrued income and other assets (10,630) (11,986) Accounts payable, accrued expenses and prepaid rent 65,021 50,434 Other 1,804 1,349 NET CASH PROVIDED BY OPERATING ACTIVITIES 362,693 300,099 INVESTING ACTIVITIES Development and value-add properties (181,353) (286,256) Purchases of real estate (143,585) (87,338) Real estate improvements (49,287) (42,097) Net proceeds from sales of real estate investments and non-operating real estate 17,397 13,821 Leasing commissions (24,748) (22,712) Proceeds from involuntary conversion on real estate assets 2,450 1,339 Changes in accrued development costs (12,950) 26,724 Changes in other assets and other liabilities (4,720) 7,060 NET CASH USED IN INVESTING ACTIVITIES (396,796) (389,459) FINANCING ACTIVITIES Proceeds from unsecured bank credit facilities 55,262 334,230 Repayments on unsecured bank credit facilities (55,262) (504,230) Proceeds from unsecured debt - 100,000 Repayments on unsecured debt (50,000) (115,000) Repayments on secured debt - (1,970) Debt issuance costs (3,099) (1,796) Distributions paid to stockholders (not including dividends accrued) (184,030) (166,960) Proceeds from common stock offerings 254,356 450,869 Common stock offering related costs (142) (484) Other (6,288) (4,981) NET CASH PROVIDED BY FINANCING ACTIVITIES 10,797 89,678 INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS (23,306) 318 CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD 40,263 56 CASH AND CASH EQUIVALENTS AT END OF PERIOD 16,957$ 374 SUPPLEMENTAL CASH FLOW INFORMATION Cash paid for interest, net of amounts capitalized of $14,797 and $11,864 for 2024 and 2023, respectively 22,631$ 30,888 Cash paid for operating lease liabilities 1,783 1,620 Nine Months Ended September 30,

EASTGROUP PROPERTIES

Same Property Portfolio Analysis
(In thousands)
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2024	2023	% Change	2024	2023	% Change
Same Property Portfolio [1]						
Square feet as of period end	51,668	51,668		51,668	51,668	
Average occupancy	96.7%	97.9%	-1.2%	97.0%	98.2%	-1.2%
Occupancy as of period end	96.4%	98.0%	-1.6%	96.4%	98.0%	-1.6%
Same Property Portfolio Analysis (Straight-Line Basis) [1] *						
Income from real estate operations	$ 145,709	137,402	6.0%	$ 430,272	402,639	6.9%
Less cash received for lease terminations	(1,745)	(221)		(1,957)	(532)	
Income excluding lease termination income	143,964	137,181	4.9%	428,315	402,107	6.5%
Expenses from real estate operations	(40,129)	(38,739)	3.6%	(120,742)	(109,801)	10.0%
PNOI excluding income from lease terminations	$ 103,835	98,442	5.5%	$ 307,573	292,306	5.2%
Same Property Portfolio Analysis (Cash Basis) [1] *						
Income from real estate operations	$ 144,421	135,772	6.4%	$ 426,157	395,758	7.7%
Less cash received for lease terminations	(1,745)	(221)		(1,957)	(532)	
Income excluding lease termination income	142,676	135,551	5.3%	424,200	395,226	7.3%
Expenses from real estate operations	(40,129)	(38,739)	3.6%	(120,742)	(109,801)	10.0%
PNOI excluding income from lease terminations	$ 102,547	96,812	5.9%	$ 303,458	285,425	6.3%

[1] Includes properties which were included in the operating portfolio for the entire period of 1/1/23 through 9/30/24.

* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 8 of 24

EASTGROUP PROPERTIES

Additional Financial Information
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2024	2023	2024	2023
SELECTED INCOME STATEMENT INFORMATION	*(Items below represent increases or (decreases) in FFO)*			
Lease income - operating leases	$ 121,797	106,683	353,135	311,529
Variable lease income [1]	41,064	37,695	121,133	105,624
Income from real estate operations	162,861	144,378	474,268	417,153
Straight-line rent income adjustment	3,354	2,343	9,093	8,787
Reserves of uncollectible straight-line rent	(405)	(186)	(757)	(642)
Net straight-line rent adjustment	2,949	2,157	8,336	8,145
Lease termination fee income	1,745	221	1,957	532
Reserves of uncollectible cash rent	(708)	(260)	(1,777)	(559)
Stock-based compensation expense	(2,526)	(1,881)	(8,277)	(6,835)
Debt issuance costs amortization	(484)	(504)	(1,442)	(1,464)
Indirect leasing costs	(159)	(147)	(556)	(436)
Gain on involuntary conversion and business interruption claims [2]	-	2,118	1,708	4,187
Acquired leases - market rent adjustment amortization	612	560	1,765	1,855

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2024	2023	2024	2023
WEIGHTED AVERAGE COMMON SHARES				
Weighted average common shares - Basic	48,864	45,658	48,324	44,688
BASIC SHARES FOR EARNINGS PER SHARE ("EPS")	48,864	45,658	48,324	44,688
Potential common shares:				
Effect of dilutive securities	135	130	111	94
DILUTED SHARES FOR EPS AND FFO	48,999	45,788	48,435	44,782

[1] Primarily includes tenant reimbursements for real estate taxes, insurance and common area maintenance.

[2] Included in *Other revenue* on the Consolidated Statements of Income and Comprehensive Income; included in FFO.

Page 9 of 24

EASTGROUP PROPERTIES

Financial Statistics

($ in thousands, except per share data)
(Unaudited)

		Quarter Ended	Years Ended			
		9/30/24	2023	2022	2021	2020
ASSETS/MARKET CAPITALIZATION						
Assets	$	4,754,065	4,519,213	4,035,837	3,215,336	2,720,803
Equity Market Capitalization		9,192,674	8,754,937	6,451,794	9,403,107	5,477,783
Total Market Capitalization (Debt and Equity) (1)		10,822,674	10,434,937	8,318,835	10,859,473	6,791,879
Shares Outstanding - Common		49,206,050	47,700,432	43,575,539	41,268,846	39,676,828
Price per share	$	186.82	183.54	148.06	227.85	138.06
FFO CHANGE*						
FFO per diluted share	$	2.13	7.79	7.00	6.09	5.38
Change compared to same period prior year		6.5%	11.3%	14.9%	13.2%	8.0%
COMMON DIVIDEND PAYOUT RATIO*						
Dividend distribution	$	1.40	5.04	4.70	3.58	3.08
FFO per diluted share		2.13	7.79	7.00	6.09	5.38
Dividend payout ratio		66%	65%	67%	59%	57%
COMMON DIVIDEND YIELD (2)						
Dividend distribution	$	1.40	5.04	4.70	3.58	3.08
Price per share		186.82	183.54	148.06	227.85	138.06
Dividend yield		3.00%	2.75%	3.17%	1.57%	2.23%
FFO MULTIPLE (3) *						
FFO per diluted share	$	2.13	7.79	7.00	6.09	5.38
Price per share		186.82	183.54	148.06	227.85	138.06
Multiple		21.93	23.56	21.15	37.41	25.66
INTEREST & FIXED CHARGE COVERAGE RATIO*						
EBITDAre	$	114,014	401,335	337,536	278,959	245,669
Interest expense		9,871	47,996	38,499	32,945	33,927
Interest and fixed charge coverage ratio		11.55	8.36	8.77	8.47	7.24
DEBT-TO-EBITDAre RATIO (4) *						
Debt	$	1,623,170	1,674,827	1,861,744	1,451,778	1,310,895
EBITDAre		114,014	401,335	337,536	278,959	245,669
Debt-To-EBITDAre ratio (4)		3.56	4.17	5.52	5.20	5.34
Adjusted debt-to-pro forma EBITDAre ratio (4)		2.72	3.23	4.48	3.83	4.43
DEBT-TO-TOTAL MARKET CAPITALIZATION (1)		15.1%	16.1%	22.4%	13.4%	19.3%

ISSUER RATINGS (5)	Issuer Rating	Outlook
Moody's Investors Service	Baa2	Stable

(1) Before deducting unamortized debt issuance costs.
(2) Quarterly calculation: (Dividend distributions for the quarter x 4)/price per share. Yearly calculation: Dividend for the 12-month period/price per share.
(3) Quarterly calculation: (FFO per diluted share for the quarter x 4)/price per share. Yearly calculation: FFO per diluted share for the 12-month period/price per share.
(4) Quarterly calculation: Debt/(EBITDAre for the quarter x 4). Yearly calculation: Debt/EBITDAre for the 12-month period.
(5) A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.
* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 10 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Summary

($ in thousands)
(Unaudited)

		Square Feet (SF)	Cumulative Costs at 9/30/24	Projected Total Costs	Anticipated Conversion Date [1]	% Leased 10/22/24	
Lease-Up							
Horizon West 10	Orlando, FL	357,000	$ 42,404	45,200	10/24	100%	
SunCoast 9	Fort Myers, FL	111,000	15,441	17,100	02/25	0%	
Horizon West 6	Orlando, FL	87,000	11,746	12,700	04/25	52%	
Basswood 3-5	Fort Worth, TX	351,000	44,592	48,500	05/25	38%	
Eisenhauer Point 10-12	San Antonio, TX	223,000	28,137	30,000	05/25	33%	
Braselton 3	Atlanta, GA	115,000	13,504	14,300	07/25	0%	
Gateway South Dade 1 & 2	Miami, FL	169,000	32,719	34,900	07/25	0%	
Riverside 1 & 2	Atlanta, GA	284,000	31,255	33,700	07/25	44%	
Cass White 1 & 2	Atlanta, GA	296,000	32,229	33,900	09/25	0%	
Total Lease-up		1,993,000	252,027	270,300		37%	Wgt Avg %
Under Construction							
Northeast Trade Center 1	San Antonio, TX	264,000	16,818	32,100	04/25	100%	
Crossroads 1	Tampa, FL	124,000	13,692	20,000	06/25	100%	
Horizon West 5	Orlando, FL	85,000	8,936	12,800	11/25	0%	
Skyway 1 & 2	Charlotte, NC	318,000	28,788	37,200	11/25	0%	
Denton 35 Exchange 1 & 2	Dallas, TX	244,000	25,814	34,600	01/26	14%	
Arista 36 1-3	Denver, CO	360,000	32,582	80,300	05/26	0%	
Texas Avenue 1 & 2	Austin, TX	129,000	10,780	22,500	05/26	0%	
World Houston 46	Houston, TX	181,000	2,954	17,900	06/26	0%	
Total Under Construction		1,705,000	140,364	257,400		25%	Wgt Avg %
Total Lease-Up and Under Construction		3,698,000	$ 392,391	527,700		31%	Wgt Avg %

Projected Stabilized Yields [2]	Yield
Lease-Up	6.8%
Under Construction	7.5%
Lease-Up and Under Construction	7.2%

Prospective Development	Acres	Projected SF	
Phoenix, AZ	59	780,000	$ 22,026
Sacramento, CA	4	78,000	2,628
Fort Myers, FL	20	252,000	4,270
Miami, FL	24	341,000	26,024
Orlando, FL	33	357,000	13,098
Tampa, FL	84	819,000	25,471
Atlanta, GA	138	1,406,000	16,992
Charlotte, NC	114	828,000	12,284
Greenville, SC	84	663,000	9,451
Austin, TX	132	1,583,000	52,136
Dallas, TX	12	-	4,596
Fort Worth, TX	121	1,312,000	33,074
Houston, TX	84	1,229,000	28,802
San Antonio, TX	46	622,000	10,849
Total Prospective Development	955	10,270,000	261,701
Total Development and Value-Add Properties	955	13,968,000	$ 654,092

(1) Development properties will transfer to the operating portfolio at the earlier of 90% occupancy or one year after shell completion.

(2) Weighted average yield based on projected stabilized annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

Page 11 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Transferred to Real Estate Properties

($ in thousands)
(Unaudited)

		Square Feet (SF)	Cumulative Costs at 9/30/24	Conversion Date	% Leased 10/22/24	
1st Quarter						
Gateway 2	Miami, FL	133,000	$ 22,421	02/24	100%	
		133,000	22,421			
2nd Quarter						
Hillside 1	Greenville, SC	122,000	12,908	04/24	100%	
McKinney 1 & 2	Dallas, TX	172,000	27,501	06/24	100%	
		294,000	40,409			
3rd Quarter						
MCO Logistics Center	Orlando, FL	167,000	24,499	07/24	100%	
Stonefield 35 1-3	Austin, TX	276,000	36,933	08/24	56%	
Springwood 1 & 2	Houston, TX	292,000	34,513	09/24	93%	
		735,000	95,945			
Total Transferred to Real Estate Properties		1,162,000	$ 158,775		88%	Wgt Avg %

Projected Stabilized Yield [(1)] **7.4%**

(1) Weighted average yield based on projected stabilized annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

Page 12 of 24

EASTGROUP PROPERTIES

Acquisitions and Dispositions Through September 30, 2024
($ in thousands)
(Unaudited)

ACQUISITIONS

Date	Property Name	Location	Size	Purchase Price [1]	
1st Quarter					
01/18/24	Brightstar Land	Atlanta, GA	34.3 Acres	$	3,302
01/23/24	Spanish Ridge Industrial Park	Las Vegas, NV	231,000 SF		54,859
2nd Quarter					
05/03/24	147 Exchange	Raleigh, NC	274,000 SF		52,945
3rd Quarter					
08/19/24	Hays Commerce Center 3 & 4	Austin, TX	179,000 SF		35,781
Total Acquisitions			34.3 Acres 684,000 SF	$	146,887

DISPOSITIONS

Date	Property Name	Location	Size	Gross Sales Price		Realized Gain
1st Quarter						
03/01/24	Hercules Land	San Francisco, CA	3.9 Acres	$	4,000	222 [2]
03/05/24	Interchange Business Park and Metro Airport Commerce Center	Jackson, MS	159,000 SF		14,050	8,751 [3]
2nd Quarter						
None						
3rd Quarter						
None						
Total Dispositions			3.9 Acres 159,000 SF	$	18,050	8,973

[1] Represents acquisition price plus closing costs.

[2] Included in *Other* on the Consolidated Statements of Income and Comprehensive Income; not included in FFO.

[3] Included in *Gain on sales of real estate investments* on the Consolidated Statements of Income and Comprehensive Income; not included in FFO.

Page 13 of 24

EASTGROUP PROPERTIES

Real Estate Improvements and Leasing Costs

(In thousands)
(Unaudited)

REAL ESTATE IMPROVEMENTS	Three Months Ended September 30, 2024	Three Months Ended September 30, 2023	Nine Months Ended September 30, 2024	Nine Months Ended September 30, 2023
Upgrade on acquisitions	$ 1,134	217	1,416	711
Tenant improvements:				
New tenants	5,952	4,568	14,152	13,869
Renewal tenants	1,181	947	2,411	2,511
Other:				
Building improvements	2,646	2,290	10,664	6,727
Roofs	4,112	4,582	11,581	15,457
Parking lots	1,064	1,014	3,312	2,808
Other	1,460	512	3,647	971
TOTAL REAL ESTATE IMPROVEMENTS [1]	$ 17,549	14,130	47,183	43,054

CAPITALIZED LEASING COSTS (Principally Commissions)	Three Months Ended September 30, 2024	Three Months Ended September 30, 2023	Nine Months Ended September 30, 2024	Nine Months Ended September 30, 2023
Development and value-add	$ 2,271	1,388	6,692	7,405
New tenants	2,849	2,600	10,652	7,695
Renewal tenants	3,118	3,448	8,384	8,739
TOTAL CAPITALIZED LEASING COSTS [2][3]	$ 8,238	7,436	25,728	23,839

[1] Reconciliation of Total Real Estate Improvements to *Real Estate Improvements* on the Consolidated Statements of Cash Flows:

	Nine Months Ended September 30, 2024	Nine Months Ended September 30, 2023
Total Real Estate Improvements	$ 47,183	43,054
Change in real estate property payables	660	(298)
Change in construction in progress	1,444	(659)
Real Estate Improvements on the Consolidated Statements of Cash Flows	$ 49,287	42,097

[2] Included in *Other Assets* on the Consolidated Balance Sheets.

[3] Reconciliation of Total Capitalized Leasing Costs to *Leasing Commissions* on the Consolidated Statements of Cash Flows:

	Nine Months Ended September 30, 2024	Nine Months Ended September 30, 2023
Total Capitalized Leasing Costs	$ 25,728	23,839
Change in leasing commissions payables	(980)	(1,127)
Leasing Commissions on the Consolidated Statements of Cash Flows	$ 24,748	22,712

Page 14 of 24

EASTGROUP PROPERTIES

Leasing Statistics and Occupancy Summary
(Unaudited)

Three Months Ended September 30, 2024	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis [1]	Rental Change Cash Basis [1]	PSF Tenant Improvement [2]	PSF Leasing Commission [2]	PSF Total Leasing Cost [2]
New Leases [3]	32	767	5.1	52.1%	40.2%	$ 4.95	$ 3.77	$ 8.72
Renewal Leases	48	1,538	4.1	50.3%	32.1%	0.63	1.82	2.45
Total/Weighted Average	**80**	**2,305**	**4.4**	**50.9%**	**34.7%**	**$ 2.07**	**$ 2.47**	**$ 4.54**
					Per Year	**$ 0.47**	**$ 0.56**	**$ 1.03**

Weighted Average Retention [4] **67.2%**

Nine Months Ended September 30, 2024	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis [1]	Rental Change Cash Basis [1]	PSF Tenant Improvement [2]	PSF Leasing Commission [2]	PSF Total Leasing Cost [2]
New Leases [3]	100	2,460	5.4	65.6%	48.8%	$ 4.34	$ 4.14	$ 8.48
Renewal Leases	151	4,157	4.4	50.1%	32.5%	0.85	1.96	2.81
Total/Weighted Average	**251**	**6,617**	**4.8**	**55.9%**	**38.5%**	**$ 2.15**	**$ 2.77**	**$ 4.92**
					Per Year	**$ 0.45**	**$ 0.58**	**$ 1.03**

Weighted Average Retention [4] **64.0%**

	09/30/24	06/30/24	03/31/24	12/31/23	09/30/23
Percentage Leased	**96.9%**	**97.4%**	**98.0%**	**98.7%**	**98.5%**
Percentage Occupied	**96.5%**	**97.1%**	**97.7%**	**98.2%**	**97.7%**

(1) Rental Change is reported for leases signed during the periods presented.
(2) Per square foot (PSF) amounts represent total amounts for the life of the lease, except as noted for the Per Year amounts.
(3) Does not include leases with terms less than 12 months and leases for first generation space.
(4) Calculated as SF of renewal leases signed during the quarter / SF of leases expiring during the quarter plus early renewals signed (not including early terminations or bankruptcies).

Page 15 of 24

EASTGROUP PROPERTIES

Core Market Operating Statistics
September 30, 2024
(Unaudited)

	Total Square Feet of Properties	% of Total Annualized Base Rent [1]	% Leased	Lease Expirations in Square Feet 2024 [2]	Lease Expirations in Square Feet 2025	Same PNOI Change* (excluding income from lease terminations) QTR Straight-Line Basis	Same PNOI Change* QTR Cash Basis [4]	Same PNOI Change* YTD Straight-Line Basis	Same PNOI Change* YTD Cash Basis [4]	Rental Change New and Renewal Leases [3] QTR Straight-Line Basis	Rental Change QTR Cash Basis [4]	Rental Change YTD Straight-Line Basis	Rental Change YTD Cash Basis [4]
Florida													
Tampa	4,533,000	7.7%	99.0%	170,000	698,000	10.2%	10.4%	11.2%	9.5%	87.7%	67.0%	78.8%	58.8%
Orlando	4,455,000	7.8%	95.3%	33,000	991,000	0.9%	1.5%	1.6%	3.7%	64.6%	43.5%	56.6%	38.5%
Jacksonville	2,273,000	3.2%	97.6%	255,000	593,000	7.2%	8.3%	4.6%	5.4%	29.5%	23.9%	48.5%	35.4%
Miami/Fort Lauderdale	1,865,000	4.2%	96.9%	19,000	257,000	6.9%	12.1%	11.3%	14.7%	46.1%	32.7%	77.0%	58.7%
Fort Myers	885,000	1.7%	93.9%	-	9,000	3.3%	-4.2%	0.4%	2.2%	54.8%	35.3%	56.5%	34.1%
	14,011,000	**24.6%**	**97.0%**	**477,000**	**2,548,000**	**5.7%**	**6.4%**	**6.3%**	**7.3%**	**60.1%**	**44.2%**	**64.2%**	**46.3%**
Texas													
Houston	7,108,000	10.3%	97.2%	48,000	703,000	6.5%	7.2%	4.5%	6.0%	29.2%	11.9%	32.5%	15.5%
Dallas	5,616,000	10.2%	98.6%	50,000	463,000	11.4%	9.1%	8.9%	8.4%	62.2%	41.8%	70.0%	49.8%
San Antonio	4,411,000	7.1%	95.3%	83,000	506,000	0.5%	1.8%	2.7%	4.2%	27.0%	13.6%	31.2%	16.3%
Austin	1,756,000	3.7%	90.6%	-	200,000	7.0%	7.8%	7.7%	12.0%	61.6%	43.0%	58.5%	37.7%
El Paso	1,126,000	1.5%	98.5%	16,000	61,000	6.4%	6.6%	8.1%	8.6%	43.3%	26.6%	75.6%	54.8%
Fort Worth	1,108,000	1.7%	93.3%	-	54,000	28.0%	28.8%	9.0%	13.0%	N/A	N/A	59.3%	45.8%
	21,125,000	**34.5%**	**96.5%**	**197,000**	**1,987,000**	**7.3%**	**7.3%**	**5.9%**	**7.2%**	**49.0%**	**30.5%**	**49.8%**	**31.6%**
California													
San Francisco	2,475,000	5.5%	90.8%	9,000	207,000	-4.9%	-5.9%	-4.2%	-2.1%	17.7%	11.1%	18.1%	11.1%
Los Angeles [5]	2,408,000	5.7%	96.6%	-	127,000	-3.0%	-2.1%	-1.2%	0.7%	73.6%	59.5%	91.5%	75.5%
San Diego [5]	1,933,000	4.9%	94.5%	42,000	155,000	4.0%	7.4%	-0.4%	4.5%	80.7%	43.9%	79.3%	45.9%
Fresno	398,000	0.5%	96.6%	21,000	101,000	13.9%	11.3%	15.4%	12.9%	34.6%	14.8%	40.6%	28.9%
Sacramento	329,000	0.6%	100.0%	-	94,000	-0.7%	2.2%	-2.3%	0.4%	N/A	N/A	16.0%	14.4%
	7,543,000	**17.2%**	**94.3%**	**72,000**	**684,000**	**-1.0%**	**0.0%**	**-1.5%**	**1.2%**	**38.3%**	**25.8%**	**43.2%**	**31.4%**
Arizona													
Phoenix	3,000,000	5.7%	97.3%	39,000	532,000	3.5%	8.9%	10.7%	13.0%	67.4%	60.0%	86.5%	63.1%
Tucson	848,000	1.2%	100.0%	5,000	21,000	1.4%	3.4%	2.5%	3.6%	51.0%	29.2%	45.1%	24.6%
	3,848,000	**6.9%**	**97.9%**	**44,000**	**553,000**	**3.1%**	**7.8%**	**9.1%**	**11.2%**	**60.3%**	**46.2%**	**80.0%**	**57.1%**
Other Core													
Charlotte	3,883,000	5.8%	99.7%	42,000	307,000	15.7%	13.5%	14.0%	11.4%	62.4%	43.5%	67.1%	45.7%
Atlanta	1,467,000	2.1%	97.1%	10,000	59,000	11.4%	5.4%	9.8%	6.4%	67.2%	43.3%	81.3%	52.4%
Las Vegas	1,395,000	3.6%	100.0%	-	62,000	21.9%	17.6%	12.5%	7.5%	47.0%	32.8%	49.6%	35.1%
Greenville	1,102,000	1.5%	100.0%	-	-	-5.0%	-8.2%	-2.6%	-2.2%	78.3%	60.2%	78.3%	60.2%
Denver	886,000	1.7%	100.0%	-	182,000	4.5%	5.7%	3.7%	4.8%	N/A	N/A	29.3%	13.6%
	8,733,000	**14.7%**	**99.4%**	**52,000**	**610,000**	**12.8%**	**10.2%**	**10.5%**	**8.1%**	**63.9%**	**44.1%**	**64.0%**	**43.1%**
Total Core Markets	**55,260,000**	**97.9%**	**96.9%**	**842,000**	**6,382,000**	**5.6%**	**6.0%**	**5.3%**	**6.4%**	**51.3%**	**34.9%**	**56.7%**	**38.9%**
Total Other Markets	**1,580,000**	**2.1%**	**97.0%**	**-**	**181,000**	**-2.2%**	**-1.7%**	**-0.3%**	**-0.4%**	**10.8%**	**6.2%**	**28.1%**	**24.3%**
Total Operating Properties	**56,840,000**	**100.0%**	**96.9%**	**842,000**	**6,563,000**	**5.5%**	**5.9%**	**5.2%**	**6.3%**	**50.9%**	**34.7%**	**55.9%**	**38.5%**

[1] Based on the Annualized Base Rent as of the reporting period for occupied square feet (without S/L Rent).

[2] Square Feet expiring during the remainder of the year, including month-to-month leases.

[3] Rental Change is reported for leases signed during the periods presented and does not include leases with terms less than 12 months and leases for first generation space.

[4] Excludes straight-line rent adjustments.

[5] Includes the Company's share of its less-than-wholly-owned real estate investments.

* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 16 of 24

EASTGROUP PROPERTIES

Lease Expiration Summary - Total Square Feet of Operating Properties Based on Leases Signed Through September 30, 2024
($ in thousands)
(Unaudited)

LEASE EXPIRATION	Square Footage of Leases Expiring	Annualized Current Base Rent of Leases Expiring (without S/L Rent)	% of Total Base Rent of Leases Expiring (without S/L Rent)
Vacancy	1,773,000	$ -	0.0%
2024 - remainder of year (1)	842,000	6,708	1.4%
2025	6,563,000	55,596	11.6%
2026	10,079,000	85,155	17.8%
2027	9,731,000	84,448	17.6%
2028	7,663,000	68,002	14.2%
2029	8,125,000	69,353	14.5%
2030	3,991,000	35,392	7.4%
2031	2,395,000	22,463	4.7%
2032	1,797,000	14,383	3.0%
2033 and beyond	3,881,000	37,069	7.8%
TOTAL	56,840,000	$ 478,569	100.0%

(1) Includes month-to-month leases.

Page 17 of 24

EASTGROUP PROPERTIES

Top 10 Customers by Annualized Base Rent
As of September 30, 2024
(Unaudited)

	Customer	# of Leases	Location	Total SF Leased	% of Total Portfolio	% of Total Annualized Base Rent [1]
1	**Amazon**	2	San Diego, CA	710,000		
		1	San Antonio, TX	57,000		
		1	Tucson, AZ	10,000		
					1.4%	1.7%
2	**REPET, Inc.**	1	Los Angeles, CA	300,000	0.5%	0.7%
3	**Starship Logistics LLC**	1	Los Angeles, CA	262,000	0.5%	0.7%
4	**Consolidated Electrical Distributors**	2	San Antonio, TX	145,000		
		1	Orlando, FL	104,000		
		1	San Francisco, CA	84,000		
		1	Charlotte, NC	42,000		
					0.7%	0.7%
5	**DSV Air & Sea Inc.**	3	Houston, TX	385,000		
		1	San Diego, CA	20,000		
					0.7%	0.7%
6	**Trane U.S. Inc.**	1	Fort Worth, TX	147,000		
		1	Jacksonville, FL	81,000		
		1	Dallas, TX	58,000		
		1	Greenville, SC	55,000		
		1	Denver, CO	18,000		
		1	New Orleans, LA	11,000		
		1	Orlando, FL	7,000		
					0.7%	0.7%
7	**FedEx Corp.**	1	Dallas, TX	157,000		
		1	Fort Myers, FL	63,000		
		1	San Diego, CA	51,000		
		1	Fort Lauderdale, FL	50,000		
					0.6%	0.6%
8	**The Chamberlain Group**	2	Tucson, AZ	350,000		
		1	Charlotte, NC	11,000		
					0.6%	0.6%
9	**Infinite Electronics Inc.**	4	Dallas, TX	320,000	0.6%	0.6%
10	**Novolex Holdings, LLC**	1	Los Angeles, CA	286,000	0.5%	0.5%
		34		3,784,000	6.8%	7.5%

[1] Calculation: Customer Annualized Base Rent as of 09/30/24 (without S/L Rent) / Total Annualized Base Rent (without S/L Rent).

Page 18 of 24

Page 19 of 24 Debt and Equity Market Capitalization September 30, 2024 ($ in thousands, except per share data) (Unaudited) Unsecured debt (fixed rate) (1) Weighted Average Interest Rate Principal Payments Maturing Average Years to Maturity December 13, 2024 3.46% 60,000$ December 15, 2024 3.48% 60,000 Year 2025 3.13% 145,000 Year 2026 2.56% 140,000 Year 2027 2.74% 175,000 Year 2028 3.10% 160,000 Year 2029 and beyond 3.66% 890,000 Total unsecured debt (fixed rate) (1) 3.35% 1,630,000 4.7 Unsecured bank credit facilities (variable rate) $50MM Line - 5.835% - matures 7/31/2028 - $625MM Line - 5.711% - matures 7/31/2028 - Total carrying amount of debt 1,630,000 Total unamortized debt issuance costs (6,830) Total debt, net of unamortized debt issuance costs 1,623,170$ Equity market capitalization Shares outstanding - common 49,206,050 Price per share at quarter end 186.82$ Total equity market capitalization 9,192,674$ Total market capitalization (debt and equity) (2) 10,822,674$ Total debt / total market capitalization (2) 15.1% (1) These loans have a fixed interest rate or an effectively fixed interest rate due to interest rate swaps. (2) Debt refers to total carrying amount of debt.

EASTGROUP PROPERTIES

Continuous Common Equity Program Through September 30, 2024

($ in thousands, except per share data)
(Unaudited)

DIRECT COMMON STOCK ISSUANCE ACTIVITY	Common Stock (In shares)	Weighted Average Price (Per share)	Gross Proceeds [1] (In thousands)
1st Quarter 2024:			
Total shares issued and proceeds received during the three months ended 3/31/24	-	$ -	$ -
2nd Quarter 2024:			
Total shares issued and proceeds received during the three months ended 6/30/24	218,929	$ 168.62	$ 36,916
3rd Quarter 2024:			
Shares sold June 28, 2024; shares issued and proceeds received in July 2024	77,650	$ 168.63	$ 13,094
Direct Common stock issuance during the three months ended 9/30/24	162,100	185.07	30,000
Total shares issued and proceeds received during the three months ended 9/30/24	239,750	$ 179.74	$ 43,093
Total direct common stock issuance for the nine months ended 9/30/24	458,679	$ 174.43	$ 80,009

FORWARD EQUITY SALE AGREEMENTS ACTIVITY	Common Stock (In shares)	Weighted Average Price (Per share)	Gross Proceeds [1] (In thousands)
Forward Shares Agreements Outstanding at 12/31/2023	406,041	$ 183.92	$ 74,679
1st Quarter 2024:			
Forward shares issued and proceeds received	(272,342)	183.59	(50,000)
New forward sale agreements	286,671	181.95	52,160
Forward Shares Agreements Outstanding at 3/31/2024	420,370	$ 182.79	$ 76,839
2nd Quarter 2024:			
Forward shares issued and proceeds received	(420,370)	182.79	(76,839)
New forward sale agreements	600,053	166.65	100,000
Forward Shares Agreements Outstanding at 6/30/2024	600,053	$ 166.65	$ 100,000
3rd Quarter 2024:			
Forward shares issued and proceeds received	(300,502)	166.39	(50,000)
New forward sale agreements	1,099,612	185.80	204,306
Forward Shares Agreements Outstanding at 9/30/2024	1,399,163	$ 181.76	$ 254,306
Forward shares issued and proceeds received	(299,551)	166.92	(50,000)
Forward Shares Agreements Outstanding at 10/22/2024 [2]	1,099,612	$ 185.80	$ 204,306

SALES AGENCY FINANCING AGREEMENTS	Gross Sales Price (In thousands)
Total Gross Sales Price Authorized for Issuance	$ 750,000
Amount settled through 10/22/2024	(541,847)
Amount of outstanding forward equity sale agreements as of 10/22/2024	(204,306) [2]
Remaining Capacity for Issuance as of 10/22/2024	$ 3,847

[1] During the three and nine months ended September 30, 2024, the Company recognized offering-related costs for direct issuances and forward agreements of $966,000 and $2,710,000, respectively, which are not deducted from proceeds above.

[2] Available through forward equity sale agreements before the applicable settlement period expirations, ranging from August 2025 to September 2025.

Page 20 of 24

Page 21 of 24 Debt-to-EBITDAre Ratios ($ in thousands) (Unaudited) Quarter Ended September 30, 2024 (1) 2023 2022 2021 2020 Debt 1,623,170$ 1,674,827$ 1,861,744 1,451,778 1,310,895 EBITDAre* 114,014 401,335 337,536 278,959 245,669 DEBT-TO-EBITDAre RATIO* 3.56 4.17 5.52 5.20 5.34 Debt 1,623,170$ 1,674,827$ 1,861,744 1,451,778 1,310,895 Subtract development and value-add properties in lease-up or under construction (392,391) (374,924) (324,831) (376,611) (225,964) Adjusted Debt* 1,230,779$ 1,299,903$ 1,536,913 1,075,167 1,084,931 EBITDAre* 114,014$ 401,335$ 337,536 278,959 245,669 Adjust for acquisitions as if owned for entire period 360 5,490 6,900 4,213 1,906 Adjust for development and value-add properties in lease-up or under construction (1,341) (1,909) (857) (700) (1,327) Adjust for properties sold during the period - (2,001) (235) (1,517) (1,081) Pro Forma EBITDAre* 113,033$ 402,915$ 343,344 280,955 245,167 ADJUSTED DEBT-TO-PRO FORMA EBITDAre RATIO* 2.72 3.23 4.48 3.83 4.43 (1) Quarterly calculations annualize EBITDAre for the quarter. (2) Yearly calculations use EBITDAre for the 12-month period. * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. Years Ended December 31, (2)

EASTGROUP PROPERTIES
Outlook for 2024
(Unaudited)

		Low Range		High Range	
		Q4 2024	Y/E 2024	Q4 2024	Y/E 2024
		(In thousands, except per share data)			
Net income attributable to common stockholders	$	58,591	227,702	60,553	229,664
Depreciation and amortization		49,641	189,480	49,641	189,480
Gain on sales of real estate investments and non-operating real estate		—	(8,973)	—	(8,973)
Funds from operations attributable to common stockholders*	$	108,232	408,209	110,194	410,171
Weighted average shares outstanding - Diluted		50,826	49,033	50,826	49,033
Per share data (diluted):					
Net income attributable to common stockholders	$	1.15	4.64	1.19	4.68
Funds from operations attributable to common stockholders		2.13	8.33	2.17	8.37

*This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

The following assumptions were used for the mid-point:

Metrics	Revised Guidance for Year 2024	July Earnings Release Guidance for Year 2024	Actual for Year 2023
FFO per share	$8.33 - $8.37	$8.28 - $8.38	$7.79
FFO per share increase over prior year	7.2%	6.9%	11.3%
FFO per share increase over prior year excluding gain on involuntary conversion and business interruption claims	7.9%	7.7%	10.0%
Same PNOI growth: cash basis (1)	5.6% - 6.2% (2)	5.6% - 6.6% (2)	8.0%
Average month-end occupancy - operating portfolio	96.7% - 97.3%	96.6% - 97.6%	98.0%
Lease termination fee income	$2.3 million	$830,000	$1.0 million
Reserves of uncollectible rent (Includes estimates for Q4 bad debt)	$3.1 million	$2.6 million	$1.5 million
Development starts:			
Square feet	1.6 million	1.9 million	2.4 million
Projected total investment	$230 million	$260 million	$363 million
Operating property acquisitions	$400 million	$265 million	$165 million
Operating property dispositions (Potential gains on dispositions are not included in the projections)	$15 million	$35 million	$38 million
Capital proceeds	$780 million	$590 million	$799 million
General and administrative expense	$21.5 million	$22.3 million	$16.8 million

(1) Excludes straight-line rent adjustments, amortization of market rent intangibles for acquired leases, and income from lease terminations.

(2) Includes properties which have been in the operating portfolio since 1/1/23 and are projected to be in the operating portfolio through 12/31/24; includes 51,668,000 square feet.

Page 22 of 24

Page 23 of 24 Glossary of REIT Terms Listed below are definitions of commonly used real estate investment trust (“REIT”) industry terms. For additional information on REITs, please see the National Association of Real Estate Investment Trusts (“Nareit”) web site at www.reit.com. Adjusted Debt-to-Pro Forma EBITDAre Ratio: A ratio calculated by dividing a company’s adjusted debt by its pro forma EBITDAre. Debt is adjusted by subtracting the cost of development and value-add properties in lease-up or under construction. EBITDAre is further adjusted by adding an estimate of NOI for significant acquisitions as if the acquired properties were owned for the entire period, and by subtracting NOI from development and value-add properties in lease-up or under construction and from properties sold during the period. The Adjusted Debt-to-Pro Forma EBITDAre Ratio is a non-GAAP financial measure used to analyze the Company’s financial condition and operating performance relative to its leverage, on an adjusted basis, so as to normalize and annualize property changes during the period. Cash Basis: The Company adjusts its GAAP reporting to exclude straight-line rent adjustments and amortization of market rent intangibles for acquired leases. The cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Debt-to-EBITDAre Ratio: A ratio calculated by dividing a company’s debt by its EBITDAre; this non-GAAP measure is used to analyze the Company’s financial condition and operating performance relative to its leverage. Debt-to-Total Market Capitalization Ratio: A ratio calculated by dividing a company’s debt by the total amount of a company’s equity (at market value) and debt. Earnings Before Interest Taxes Depreciation and Amortization for Real Estate (“EBITDAre”): In accordance with standards established by Nareit, EBITDAre is computed as Earnings, defined as Net Income, excluding gains or losses from sales of real estate investments and non-operating real estate, plus interest, taxes, depreciation and amortization. EBITDAre is a non-GAAP financial measure used to measure the Company’s operating performance and its ability to meet interest payment obligations and pay quarterly stock dividends on an unleveraged basis. Funds From Operations (“FFO”): FFO is the most commonly accepted reporting measure of a REIT’s operating performance, and the Company computes FFO in accordance with standards established by Nareit in the Nareit Funds from Operations White Paper — 2018 Restatement. It is equal to a REIT’s net income (loss) attributable to common stockholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains and losses from sales of real estate property (including other assets incidental to the Company’s business) and impairment losses, adjusted for real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure used to evaluate the performance of the Company’s investments in real estate assets and its operating results. FFO Excluding Gain on Involuntary Conversion and Business Interruption Claims: A reporting measure calculated as FFO (as defined above), adjusted to exclude gain on involuntary conversion and business interruption claims. The Company believes that this exclusion presents a more meaningful comparison of operating performance. Interest and Fixed Charge Coverage Ratio: A non-GAAP financial measure calculated by dividing the Company’s EBITDAre by its interest expense. We believe this ratio is useful to investors because it provides a basis for analysis of the Company’s leverage, operating performance and its ability to service the interest payments due on its debt. Industrial Properties: Generally consisting of four concrete walls tilted up on a slab of concrete. An internal office component is then added. Business uses include warehousing, distribution, light manufacturing and assembly, research and development, showroom, office, or a combination of some or all of the aforementioned. Leases Expiring and Renewal Leases Signed of Expiring Square Feet: Includes renewals during the period with terms commencing during the period and after the end of the period. Operating Land: Land with no buildings or improvements that generates income from leases with tenants; included in Real estate properties on the Consolidated Balance Sheets. Operating Properties: Stabilized real estate properties (land including buildings and improvements) in the Company’s operating portfolio; included in Real estate properties on the Consolidated Balance Sheets. Percentage Leased: The percentage of total leasable square footage for which there is a signed lease, including month-to-month leases, as of the close of the reporting period. Space is considered leased upon execution of the lease.

Page 24 of 24 Glossary of REIT Terms (continued) Percentage Occupied: The percentage of total leasable square footage for which the lease term has commenced as of the close of the reporting period. Property Net Operating Income (“PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense) plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments. PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results. Real Estate Investment Trust (“REIT”): A company that owns and, in most cases, operates income-producing real estate such as apartments, shopping centers, offices, hotels and warehouses. Some REITs also engage in financing real estate. The shares of most REITs are freely traded, usually on a major stock exchange. To qualify as a REIT, a company must distribute at least 90 percent of its taxable income to its stockholders annually. A company that qualifies as a REIT is permitted to deduct dividends paid to its stockholders from its corporate taxable income. As a result, most REITs remit at least 100 percent of their taxable income to their stockholders and therefore owe no corporate federal income tax. Taxes are paid by stockholders on the dividends received. Most states honor this federal treatment and also do not require REITs to pay state income tax. Rental changes on new and renewal leases: Rental changes are calculated as the difference, weighted by square feet, of the annualized base rent due the first month of the new lease’s term and the annualized base rent of the rent due the last month of the former lease’s term, for leases signed during the reporting period. If free rent is given, then the first positive full rent value is used. Rental amounts exclude base stop amounts, holdover rent, and premium or discounted rent amounts. This calculation excludes leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. Same Properties: Operating properties owned during the entire current and prior year reporting periods. Properties developed or acquired are excluded until held in the operating portfolio for both the current and prior year reporting periods. Properties sold during the current or prior year reporting periods are excluded. The Same Property Pool includes properties which were included in the operating portfolio for the entire period from January 1, 2023 through September 30, 2024. Same Property Net Operating Income (“Same PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense), plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments, for the same properties owned by the Company during the entire current and prior year reporting periods. Same PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results on a same property basis. Same PNOI Excluding Income from Lease Terminations: Same PNOI (as defined above), adjusted to exclude income from lease terminations. The Company believes it is useful to evaluate Same PNOI Excluding Income from Lease Terminations on both a straight-line and cash basis. The straight-line basis is calculated by averaging the customers’ rent payments over the lives of the leases; GAAP requires the recognition of rental income on the straight-line basis. The cash basis excludes adjustments for straight-line rent and amortization of market rent intangibles for acquired leases; the cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Straight-Lining: The process of averaging the customer’s rent payments over the life of the lease. GAAP requires real estate companies to “straight-line” rents. Total Return: A stock’s dividend income plus capital appreciation/depreciation over a specified period as a percentage of the stock price at the beginning of the period. Value-Add Properties: Properties that are either acquired but not stabilized or can be converted to a higher and better use. Properties meeting either of the following two conditions are considered value-add properties: (1) Less than 75% leased as of the acquisition date (or will be less than 75% occupied within one year of acquisition date based on near term lease roll), or (2) 20% or greater of the gross carrying amount will be spent to redevelop the property.